Exhibit 99.1
Investor Presentation June 2008

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements convey our current expectations or forecasts of future events. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements in this presentation include, among others, statements relating to: our business strategy, including our acquisition or proposed acquisition of complementary businesses or integration of acquired businesses; other potential product licensing opportunities; the successful completion of negotiations with pharmaceutical companies to complete clinical work, registration, marketing and distribution of drugs in China; completion of our proposed acquisition of a majority interest in Shanghai Rongheng Pharmaceutical Company Limited (Rongheng); any potential benefits to be realized by the proposed Guangzhou Pharmaceutical Corporation (GPC), Rongheng and Sunstone acquisitions; our intent to enter into the Guangzhou market; the anticipated product launch timeline; our belief that our fully-integrated approach significantly improved sales growth for Propess and Anpo; the potential synergies of Sunstone and BMP China; our ability to leverage our marketing capabilities with any future distribution capabilities or to drive demand for distributed product or increase market share in the Chinese pharmaceutical marketing and distribution markets; our future financial and operating results including our 2008 guidance; the market size in China in future periods for prescription and OTC drugs; and our ability to secure additional financing. The words "may," "will," "expect," "intend," "anticipate," "estimate," "believe," "continue," "propose," and similar expressions may identify forward-looking statements, but the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements involve known and unknown risks and uncertainties, and other factors that may cause our, our partners or our industry's actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. While we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that these statements are based on a combination of facts and factors currently known by us and projections of the future about which we cannot be certain. Many factors affect our ability to achieve our objectives, including, among others: delays in acquiring Rhongheng; difficulties in acquiring complementary businesses or in integrating acquired businesses; delays in product introduction and marketing or interruptions in supply; a decrease in business from Wanwei or Sunstone; our inability to compete successfully against new and existing competitors or to leverage our marketing capabilities with any future acquired distribution capabilities; adverse economic, political or social conditions in China; our inability to obtain or renew our GSP certificate to conduct business as a pharmaceutical distributor or to maintain this certificate and permit; our inability to manage our growth effectively; our inability to attract and retain key personnel; our inability to effectively market our services or obtain and maintain arrangements with manufacturers and distributors; a slowdown in the Chinese economy; and other factors disclosed in our SEC filings, including the "Risk Factors" sections of such filings. Any of these factors may cause our actual results to differ materially from those implied by our forward-looking statements. As a result of these factors, we cannot assure you that the forward-looking statements in this presentation will prove to be accurate. In addition, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, if at all. We undertake no obligation to update these forward-looking statements, even though our situation may change in the future. 2 Safe Harbor Statement

3 Mission: To contribute to the improvement of the overall health and welfare of the people of China, and provide access to the highest quality medicine and healthcare products Vision: BMP Sunstone is a fully integrated specialty pharmaceutical company focused on the commercialization of branded prescription and over the counter products in China Corporate Mission & Vision

4 US headquarters in Plymouth Meeting, Pennsylvania China headquarters in Beijing Over 1,300 employees Major Subsidiaries: Sunstone Pharma: R&D, manufacturing, sales& marketing for branded OTC products BMP China: Commercialization of Rx products exclusively licensed from MNCs Distribution: Top 3 metropolitan areas (& pharmaceutical markets) in China. Wanwei in Beijing; Rongheng in Shanghai (expected to close 2H08); GPC in Guangzhou. Leading sales platform in China for women's health and pediatric pharmaceuticals National coverage with over 1,500 hospitals and 50,000 pharmacies Over 1,000 distributors in all provinces and most major cities. BMP Sunstone is a fully integrated specialty pharmaceutical company focused on the commercialization of branded prescription and over the counter products in China Corporate Snapshot

5 Chinese company started ? Abacus (Bermuda-based Investment Fund) acquired 60% of shares ? Abacus acquired remaining 40% of shares ? Reverse merger - US Public Co. & PIPE ? Acquired Wanwei, licensed 2 products & PIPE ? NASDAQ, licensed 1 product & PIPE ? Transformation from a privately held commission-based Chinese marketing Company to a... 1997 2001 2004 2005 2006 2007 Acquisitions of Sunstone and Rhongheng (expected to close 2H08), and investment in GPC ? 1994 2008 NASDAQ Biotech Index, licensed 4 products, closed 49% acquisition of Sunstone, Registered Direct & Secured Debt Financing ? ....Rapidly growing NASDAQ listed pharmaceutical development, manufacturing, marketing, sales, and distribution company with multiple revenue streams. Corporate History

6 Today: China is 7th largest and fastest growing pharmaceutical market in the world Tomorrow: China will be the 5th largest by 2010 and the largest by 2050 Source: IMS Health The Opportunity in Our Target Market

7 Source: Wall Street Journal Distinct Pharma Distribution Channels In the U.S., 15% of pharmaceutical sales move through hospitals (85% go through retail pharmacies & direct mail) In China, 80% of pharmaceutical sales move through hospitals (only 20% go through retail pharmacies) 85% 15% 20% 80%

BMP Sunstone

Chinese Pharma Distribution Channels


Sales & Marketing
PHYSICIANS
Formulary Request
PHARMA
MANUFACTURERS
~4,000
HOSPITAL
PHARMACISTS
1,500 Class A
3,000 Class B
10,500 Class C
15,000 Clinics
HOSPITAL
RETAIL PHARMACY
Distribution
Tender Negotiation
DISTRIBUTORS
~7,000

Source: China Pharmaceutical Association

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9 BMP Sunstone Solution *Expected to close 2H 2008

BMP Sunstone

Sunstone Pharma

太阳石药业
SunStone Pharma

Company Profile

- Headquarters: Tangshan, Hebei Province
- Strong financial results and profitability in 2007 :
  - Revenue of over $42.0 million
  - Net income of $7.3 million
- Three nationally recognized brand families
  - "GoodBaby®" – Certified Famous Chinese Brand / Pediatric OTC Granules, Chewables, Syrups
  - "Confort®" – Gynecology line of suppositories
  - "Nemei™" – OTC line of Women's Health products (e.g., nutrition, well being)
- Distribution network of 50,000+ retail drug stores (~40% of China)



Synergy Realized with BMP China

- Potential synergy with existing & future products
- Potential for cross promotion between hospitals and retail channel
- Manufacturing and packaging capabilities (GMP certified facility)
- Profitable operations; strong growth

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The Sunstone Premium: Brand Recognition Supplement for Women (8 Products) Women's Health (4 Products) Pediatrics (14 Products) 11

Sunstone Pharma Coverage Sales force: 300 Agents: 800 Pharmacies: 50,000 12

BMP China -Gateway to the Chinese Market Exclusive licensing of premium Rx products in niche markets Proprietary prescription product portfolio initially focused on women's health and pediatrics Extensive sales and marketing experience to support high margin business model Support for commercialization process Product registration Pre-market entry analysis Oversight of clinical trials 13

14 Enhanced Product Portfolio

Product Launch Timeline *Additional product licensing discussions are ongoing 15 Obstetric Gynecology Oncology Urology 2006 2007 2008 2009 2010 2011 Product Propess Anpo Galake Ondanstron Clindesse Ferriprox Enablex Others 2+ Products under negotiation Dotted lines indicate registration period, diamond indicates expected launch date

Our fully-integrated approach significantly improved sales volume immediately. Propess? Anpo ? BMP China: Proven Track Record BMP China: Proven Track Record Units 2004 2005 2006 2007 2008 2005 2006 2007 2008 BMP Took Over BMP Took Over 16

Single National Distribution Platform


BEIJING
Wanwei - 2005
SHANGHAI
Rongheng - Expected to close 2H 2008
GUANGZHOU
Guangzhou Pharmaceutical Co - JV 2007

- ✓ **Beijing:**
  Wanwei (2005)
  > 85 employees (including 30 sales reps)
  > Relationships with all top-tier Beijing hospitals
  > Relationships with 120 distributors
  > 400 products

- ✓ **Shanghai:**
  Rongheng (expected to close 2H08)
  > Relationships with all top-tier Shanghai hospitals
  > Relationships with 30 distributors
  > 450 products

- ✓ **Guangzhou:**
  Alliance Boots - GPC Joint Venture
  > Fourth largest wholesaler in China in 2007
  > Eight distribution facilities
  > Relationships with 12,000 hospitals & pharmacies

BMP Sunstone is integrating distribution capabilities in Beijing, Shanghai and Guangzhou through select acquisitions and a JV investment.

Source: Company data

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Expand product portfolio We anticipate launching at least six new licensed products by 2011, or approximately two per year Continue to license drugs from leading pharmaceutical companies Acquisition of compelling product portfolios, both RX and OTC Therapeutic focus on women's health & pediatrics Add additional therapeutic categories Continue to grow the existing business Expand penetration in hospitals covered Increase number of hospitals covered Increase Sunstone product market penetration Leverage the national distribution network Reciprocal distribution of products between Shanghai, Beijing and Guangzhou Expand in underdeveloped markets (eg. Shanghai retail pharmacies) Utilize GP Corp JV to bring products through Southern China Distribute products through Sunstone's national pharmacy presence Acquisitions Acquisition of OTC companies Acquisition of complementary businesses 18 Growth Strategy

BMP Sunstone

Select Senior Management & BOD

	Name	Position	Experience
Senior Management	David (Xiao Ying) Gao	Chief Executive Officer, Director	• VP and GM for Motorola in China/Asia Pacific Region • Initiated Chinese business in 1989 (grew to $5.4bn in sales in 2002) • Held Senior Positions in the Chinese Government • MBA from Sloan at MIT
	Zhiqiang Han	President & COO, Director	• Founder of Sunstone • Vice Chairman of the OTC Association in China
	Fred Powell	Chief Financial Officer	• CFO, Eximias, InnaPhase, Premier Research • CPA, KPMG
	Yanping Zhao	Corporate VP	• VP, director, & Chief Representative, Sino BioPharmaceutical • VP, Chia Tai Pharmaceutical Group • Executive director, Shandong Chia Tai Freda Pharmaceutical.
Board of Directors	Martyn D. Greenacre	Chairman of Board	• Formerly Chairman, Europe, SmithKline Beecham • Board member of Acusphere, Cephalon, Curis, Orchestra Therapeutics and Life Mist Technologies
	Albert Yeung	Director	• Formerly Senior Executive for Multinational Pharmaceutical Companies including, GSK, J&J, Xian-Janssen, and BMS • Member of government advisory board for OTC products
	George Bickerstaff	Director	• Managing Director & Partner, CRT Capital • Former CFO of Norvatis, IMS, AC Nelson, etc.

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20 Financial Snapshot First Quarter 2008 Revenue increased to $18.1 million from $5.7 million in 1Q07 Gross profit increased to $7.7 million with gross margin of 42.7% vs. 11.5% in 2007 Adjusted EBITDA improved to $1.5 million from a loss of $1.4 million in 1Q07 Operating loss improved to $1.4 million from $1.8 million in 1Q07 Full Year 2007 BMP business improved significantly Revenue increased to $31.0 million from $24.3 million in 2006 Gross margin increased to 13.8% from 8.0% in 2006 Pro Forma results solid Revenue of $73.0 million Gross profit $33.1 million, gross margin of 45.8% EBITDA of $2.7 million 2008 Guidance Revenue of at least $96.0 million Net loss of approximately $3.0 million, or $0.07 per share EBITDA profitable for 2008

21 171.7% CAGR from 2005 to 2007 Reported revenue in the full year 2007 increased 28% to $31.0 million Excludes any revenue from the 49% ownership of Sunstone Revenue in first quarter 2008 increased to $18.1 million, which includes revenue from Sunstone Financial Performance CAGR = 171.7%

22 Pie chart reflects pro forma twelve months through March 31, 2008 OTC business reflects Sunstone acquisition Operating and net margins increase significantly as revenue mix changes Distribution alone becomes smaller percentage of overall business Sunstone's OTC presence creates sales opportunities for BMP China BMP China sales of Rx products can utilize Sunstone's OTC channels Revenue Mix Shift Drives Profitability

23 Sunstone acquisition completed and name changed MOFCOM approval received for Rongheng acquisition Alliance BMP completed GPC joint venture Partnered with leading multinational pharmaceutical and distribution companies such as Novartis and Apotex BMP Sunstone included in NASDAQ Biotech Index Enhanced senior management team and board of directors Recent Achievements

Execution of successful integration Optimize national distribution networks Realize cross-selling opportunities between Rx and OTC products Optimizing product portfolio Sunstone: Expand product portfolio over the next three years BMP China: Launch 2 licensed products per year Distribution: Optimize product mix & continue divesting low margin products Additional growth through acquisitions Continue to identify and pursue acquisition of complementary businesses 24 Goals

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26 1Q08 Adjusted EBITDA Reconciliation 1Q08 1Q07 Adjusted EBITDA $1,523 ($1,413) Adjustment FAS 123R $563 $316 EBITDA $960 ($1,729) EBITDA Reconciliation to GAAP Net Loss Interest Income ($48) ($150) Interest Expense $802 $19 Income Taxes $347 -- Depreciation $257 $26 Amortization of intangibles and fair value of inventory increase $1,103 $64 Amortization of debt discount and debt issuance costs $977 -- Net Loss ($2,478) ($1,688)